UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 18, 2024
flyExclusive, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40444	86-1740840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2860 Jetport Road, Kinston, NC	28504
(Address of principal executive offices)	(Zip Code)
252-208-7715
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FLYX	NYSE American LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	FLYX WS	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2024, Billy Barnard, the Interim Chief Financial Officer of flyExclusive, Inc. (the “Company”), resigned, effective immediately.

On June 24, 2024, the Company appointed Matthew Lesmeister as Chief Financial Officer, and Zachary Nichols as Chief Accounting Officer, both appointments effective June 25, 2024.

Mr. Lesmeister joined the Company in May 2024 as Executive Vice President and Chief of Staff. Prior to joining the Company, Mr. Lesmeister served in various positions since February 2016 at Fox Factory Holding Corp., a publicly traded global leader in the design and manufacturing of premium products for sport and off-road vehicles, most recently as Vice President, Transformation and Strategy.

Mr. Nichols joined the Company in June 2020, and has held several finance and accounting roles, most recently as Senior Vice President Finance. Prior to joining the Company, Mr. Nichols was a Finance Compliance Officer from September 2019 to May 2020 at Singapore Technologies Engineering, a publicly traded global technology and engineering group in the aerospace industry. Before that he was a staff accountant at Sullivan Shearin & Company in Greenville, North Carolina.

There are no family relationships between either of Mr. Lesmeister or Mr. Nichols and any of the Company’s directors or executive officers. There are no related party transactions between either of Mr. Lesmeister or Mr. Nichols and the Company,

The Company issued a press release on June 25, 2024, to report these changes, a copy of which is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01. Financial Statement and Exhibits.
(d) Exhibits.

Exhibit No.	Document
99.1	Press Release, dated June 25, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 25, 2024

FLYEXCLUSIVE, INC.

By:	/s/ Thomas James Segrave, Jr.
Name:	Thomas James Segrave, Jr.
Title:	Chief Executive Officer and Chairman

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